                               POWER OF ATTORNEY
                               -----------------

   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (the "Company") does hereby constitute and appoint DAVID R. WHITWAM, JEFF M. FETTIG, MARK E. BROWN, BRIAN F. PETERS, and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission ("SEC") in respect thereto, in connection with the registration under said Securities Act of debt securities and warrants to purchase debt securities (collectively the "Debt Securities"), including specifically, but without limitation of the general authority hereby granted, the power of authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature, to the registration statement or any amendment, post-effective amendment, or additional registration statement pursuant to Rule 462(b) of the SEC or papers supplemental thereto to be filed in respect of said Debt Securities of the Company and to any prospectus or any amendment, supplement or revision thereof to be filed with or as part of said registration statement; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 15th day of December, 1999.

          Name                          Title

/s/ David R. Whitwam                  Director, Chairman of the Board and
---------------------------           Chief Executive Officer
    David R. Whitwam                  (Principal Executive Officer)

/s/ Jeff M. Fettig                    Director, President and Chief
---------------------------           Operating Officer
    Jeff M. Fettig                    (Principal Operating Officer)

/s/ Mark E. Brown                     Executive Vice President and
---------------------------           Chief Financial Officer
    Mark E. Brown                     (Principal Financial Officer)

/s/ Betty A. Beaty                    Vice President and Controller
---------------------------           Principal Accounting Officer
    Betty A. Beaty
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          Name                          Title

/s/ Herman Cain                       Director
---------------------------
    Herman Cain

/s/ Gary T. DiCamillo                 Director
---------------------------
    Gary T. DiCamillo

/s/ Allan D. Gilmour                  Director
---------------------------
    Allan d. Gilmour

/s/ Kathleen J. Hempel                Director
---------------------------
    Kathleen J. Hempel

/s/ James M. Kilts                    Director
---------------------------
    James M. Kilts

/s/ Arnold G. Langbo                  Director
---------------------------
    Arnold G. Langbo

/s/ Miles L. Marsh                    Director
---------------------------
    Miles L. Marsh

/s/ Phillip L. Smith                  Director
---------------------------
    Phillip L. Smith

                                      Director
---------------------------
    Paul G. Stern

/s/ Janice D. Stoney                  Director
---------------------------
    Janice D. Stoney